UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2006

WIRELESS HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Charter)

Florida	000-50214	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20283 State Road 7, Suite 40, Boca Raton, Florida	33498
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 807-6325

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
    Wireless Holdings, Inc. (the "Company" or "we") announced today that it completed, following the close of trading on October 20, 2006, the acquisition of H2Diesel, Inc. ("H2Diesel") through the merger of a wholly owned subsidiary of the Company into H2Diesel, with H2Diesel being the surviving corporation in the merger (the "Merger").   A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1.

We will file an additional Current Report on Form 8-K containing the information required under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.06 and 9.01 within four business days following the date of the Merger.

Section 9- Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.  Exhibits

99.1 Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS HOLDINGS, INC.

Dated: October 23, 2006	By:	/s/ Lee S. Rosen
Name: Lee S. Rosen
Title: Chairman